Item 1: Report to Shareholders

Tax-Free Income Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds produced positive returns that matched those of their taxable bond counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues.

MARKET ENVIRONMENT

Economic conditions were generally favorable during the last six months, despite surging oil prices. Annualized Gross Domestic Product (GDP) growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

As shown in the graph, municipal money market and shorter-term bond yields rose in tandem with the federal funds rate in the last six months. Long-term rates edged lower, resulting in a flatter municipal yield curve and long-term municipal bonds outperforming shorter-term securities. The taxable bond market experienced the same trends, and municipal and taxable bond returns for the past six months were the same; the Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85%.

MUNICIPAL MARKET NEWS

Tobacco bonds were top performers as yields in this industry fell to their lowest level on record. Overall, BBB and lower-rated bond returns were notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

New municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts are mostly higher than expected, strengthening the general obligation sector as overall state finances improve. Although individual investors’ demand for munis remains lukewarm because of the low rates, institutional demand, particularly from hedge funds and other nontraditional buyers of municipal securities, has picked up the slack. Overall, municipals are in demand despite good supply and low yields.

PORTFOLIO STRATEGY

Tax-Exempt Money Fund

Your fund outperformed its peers during the 6- and 12-month periods ended August 31, 2005, with returns of 0.98% and 1.56%, respectively, versus the Lipper peer group average of 0.83% and 1.31%. Money fund investors benefited from rising yields in response to continued tightening by the Federal Reserve. Since our February report, the fund’s seven-day simple yield has moved up 69 basis points to 2.08% (100 basis points equal one percent).

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Exempt Money Fund	0.98%	1.56%
Lipper Tax-Exempt Money
Market Funds Average	0.83	1.31

While the money market yield curve pushes higher with each Fed tightening, recent market action suggests we may be closing in on the Fed’s target rate. Notably, the money market curve is flatter than at our last report. One-year Libor (a taxable benchmark) is up 67 basis points yielding 4.24%, but its spread versus the overnight funds rate is narrower—about 65 basis points versus 110 basis points in February—suggesting the market thinks rates won’t go much higher. Municipal rates are higher as well, though the favorable yield relationship versus taxable money markets, which typified the past few years, has begun to dissipate. Municipal overnight and seven-day variable rates were about 75 basis points higher versus the prior six months, yielding on average 2.35%. One-year note yields increased 55 basis points over the same period, ending August at 2.95%.

For much of the past six months, we felt that yields on most longer-dated maturities did not fully reflect the impact of further Fed tightening. In March and April we sought to overweight our investments in the short end of the yield curve. May presented us with an opportunity to lock in attractive yields in slightly longer maturities out to about 90 days, allowing us to avoid the seasonal volatility in variable rates normally associated with June and July. In August, one-year notes briefly traded at yields that priced in our rate expectations, and we took advantage of that opportunity as well.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Hospital Revenue	22.3%	22.0%
General Obligation – Local	13.3	14.6
General Obligation – State	8.1	10.6
Housing Finance Revenue	7.1	9.8
Educational Revenue	14.6	8.7
Dedicated Tax Revenue	3.2	7.1
Life Care/Nursing Home Revenue	5.9	6.6
Electric Revenue	5.7	5.8
Other Assets	19.8	14.8
Total	100.0%	100.0%

The near-term outlook for interest rates has become much less certain due to Hurricane Katrina and its potential impact on the economy. The brief runup in yields in August has since reversed itself. Therefore, we find ourselves leery of extending the fund further in the near term, choosing instead to let the economic picture clear somewhat over the next few months.

Tax-Free Short-Intermediate Fund

Over the past six months, fund performance precisely matched that of our Lipper peer group but was below the Lipper average for the 12-month period. Dividends per share remained stable at $0.07 during the six-month period, and the fund’s net asset value (NAV) declined slightly, from $5.40 to $5.38 per share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Short-
Intermediate Fund	1.03%	1.24%
Lipper Short-Intermediate
Municipal Debt Funds Average	1.03	1.43

The environment for short- to intermediate-term securities has been difficult, as the Federal Reserve raised the federal funds rate 2.5 percentage points since June 2004, from 1.00% to 3.5%. As a result, the yields on high-grade municipal bonds with maturities out to six years moved higher, although considerably less than the fed funds rate. Rising shorter-term rates have resulted in low returns for our segment of the market, but signs have begun to emerge that the worst may be over. Looking ahead, conditions should begin to improve. With rates now higher, we should be closer to the end than the beginning of the tightening cycle.

Our strategy focused on keeping the portfolio’s duration shorter than that of the benchmark while short-term rates were rising (duration is a measure of a bond fund’s sensitivity to changes in interest rates). We extended duration to a neutral position in March when rates hit their high points for the period. Our allocation of bonds has changed slightly since our last report; at the end of August, we held more two-year securities and a small position in longer-term intermediate bonds to take advantage of their higher yields. These changes were offset by a decrease in cash as well as in three- to four-year bonds, which appeared overvalued.

Credit quality has remained stable, reflecting an increased exposure to higher-quality sectors such as state and local general obligation, dedicated tax, and prerefunded bonds. During the period, we also exchanged out of high-quality states such as Virginia, Maryland, Florida, and Texas into others that had experienced problems during the economic slowdown. The latter group includes California, New York, Pennsylvania, and New Jersey—states we believe will benefit from improving credit quality and investor demand going forward.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
General Obligation – State	16.2%	16.2%
Dedicated Tax Revenue	13.4	14.0
General Obligation – Local	12.3	12.9
Electric Revenue	12.6	10.9
Air and Sea Transportation Revenue	8.6	8.7
Lease Revenue	7.7	7.3
Prerefunded Bonds	4.6	5.9
Hospital Revenue	5.8	5.1
Other Assets and Reserves	18.8	19.0
Total	100.0%	100.0%

An operating change that took place over the summer is explained in detail in a shaded box following this letter. Briefly, in the past we limited the fund’s below investment-grade bonds to those rated BB. The fund can now invest up to 5% of its assets in noninvestment-grade securities with no minimum rating.

Tax-Free Intermediate Bond Fund

The fund outpaced its peer group average during the 6- and 12-month periods ended August 31, 2005, with returns of 1.80% and 2.84% versus 1.73% and 2.60%, respectively. The fund’s dividend remained stable at $0.20 per share during the past six months, and the NAV dropped a penny to $11.25 per share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Intermediate
Bond Fund	1.80%	2.84%
Lipper Intermediate
Municipal Debt Funds Average	1.73	2.60

We were generally negative on interest rates, believing they would be rising throughout 2005, and our plan was to keep duration short of the benchmark’s (duration is a measure of a bond fund’s sensitivity to changes in interest rates). We did, however, take advantage of opportunities that presented themselves in March by extending to a neutral position when yields hit their high points for the period. At the end of August, we shortened duration again because of the bond market rally following Hurricane Katrina’s devastation of the Gulf Coast, which sent yields lower and prices higher.

As we entered the six-month period, we had adopted a moderate so-called “barbell” structure—consisting of shorter and longer maturities—to take advantage of the flattening yield curve we saw emerging. We accomplished this by allocating 10% to 15% of the portfolio in bonds with unusually long maturities for our fund, while simultaneously overweighting cash and short-term bonds. As the yield curve flattened, we opportunistically moderated this structure by reducing some of our longer-maturity positions and moving into 7- to 15-year bonds.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
General Obligation – Local	13.3%	14.9%
Prerefunded Bonds	11.5	14.5
Dedicated Tax Revenue	9.7	11.1
Electric Revenue	12.5	10.7
Lease Revenue	10.5	10.0
General Obligation – State	7.4	8.2
Hospital Revenue	9.3	7.6
Air and Sea Transportation Revenue	5.9	5.6
Other Assets and Reserves	19.9	17.4
Total	100.0%	100.0%

Our sector allocation changed little on balance over the past six months. We increased exposure somewhat to higher-quality sectors such as local general obligation, prerefunded, and dedicated tax revenue bonds and decreased exposure to electric utility and hospital revenue securities. This strategy was more a result of valuation than an effort to increase credit quality. We believe municipal credit quality is still improving, but tight yield spreads due to heavy demand for higher-yielding bonds have made it difficult to find good opportunities in revenue bonds. On the other end of the spectrum, we did continue to build exposure to below investment-grade bonds, a program that began in fall 2004 and continued into this year. We believe that over time this program will enable us to better utilize our proprietary research and increase portfolio returns.

Tax-Free Income Fund

Despite a backdrop of rising short-term rates over the past six months, long-term rates actually fell, leading to positive returns for longer-term bond funds. The Tax-Free Income Fund and Advisor Class produced good returns for the six-month and one-year periods, exceeding the peer group average in both time frames. Since the end of February the fund’s NAV rose $0.07 to $10.13, while the dividend remained stable at $0.22 cents a share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Income Fund	2.89%	5.43%
Tax-Free Income Fund–
Advisor Class	2.72	5.20
Lipper General Municipal
Debt Funds Average	2.50	4.71

Long-term rates fell roughly 30 basis points since February while short-term rates rose more than 50, creating a flatter yield curve. Since the Federal Reserve began its program of raising short-term rates, we have tilted the fund’s maturity profile toward a so-called “barbell” structure, emphasizing longer-term bonds balanced by a higher-than-normal level of very short-term debt and avoiding the middle of the yield curve. This structure served us well over the past year as long bonds performed best and rising short-term rates helped in the front end. We believe most of the Fed’s work is done in terms of returning short-term rates to more normal levels, so going forward we will begin moving back to a more typical structure, with “laddered” bond maturities—that is, bonds maturing periodically over time.

The generally low interest rate environment has unleashed a steady stream of debt refunding as issuers rush to lower their interest expense by calling in bonds issued as long as 10 years ago with higher yields. While we generally hold on to higher-yielding positions as a good source of income for the fund, these early terminations lower our income stream. Not all of the bonds leave the portfolio; some positions are advance-refunded to a call date anywhere from one to 10 years in the future. While this is generally positive from a credit standpoint as the debt typically becomes backed by U.S. Treasuries, it also results in shorter ultimate maturities. During the past six months, prerefunded debt in the portfolio rose 4% and, in total, represents about 20% of our holdings.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Hospital Revenue	15.2%	16.4%
Prerefunded Bonds	9.7	13.7
Electric Revenue	9.4	9.4
General Obligation – Local	8.9	8.7
Dedicated Tax Revenue	9.6	8.5
General Obligation – State	6.4	7.4
Lease Revenue	7.5	6.5
Escrowed to Maturity	6.5	6.1
Other Assets and Reserves	26.8	23.3
Total	100.0%	100.0%

We generally managed the portfolio’s interest rate risk with a neutral posture relative to our benchmarks. While we have been concerned about the potential for rising rates, the continued low volatility of the municipal bond market dictated a neutral posture. In what was mainly a range-bound market, we took advantage of a few opportunities to both extend and reduce interest rate exposure in a narrow band. To maintain our yield, we focused on certain bond structures that offer higher yields—for example, zero coupon and current coupon bonds as opposed to high-premium coupon bonds trading at high prices.

We also became more selective in our credit decisions. We sold one position we thought might be exposed to any potential weakness in the housing market. We added a few lower-rated bonds but offset them with sales of similarly rated bonds. Along with bond calls and refunded debt, the portfolio’s exposure to bonds rated A or lower fell from 25% to 22%, which is consistent with our view that lower-quality credits are fully priced with little room for further appreciation.

While it is too early to speculate about the ultimate impact of Hurricane Katrina’s destructive forces, the portfolio has minimal exposure to the carnage. We have no direct exposure to state and local government debt in the hurricane’s path, and only one-half of one-percent exposure to Entergy, the dominant utility in the area. The portfolio is well diversified in terms of credit risk, a good position to be in when disaster strikes. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Tax-Free High Yield Fund

The Tax-Free High Yield Fund slightly outpaced the Lipper peer average for the six-month period. For the 12 months ended August 31, 2005, the fund modestly lagged, returning 8.56% versus 8.71% for the Lipper average. The fund’s dividends per share remained steady at $0.29, while the NAV rose from $11.86 at the end of February to $12.06, resulting in a strong total return.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free High Yield Fund	4.20%	8.56%
Lipper High Yield Municipal
Debt Funds Average	4.16	8.71

Medium- and lower-quality bonds continued their impressive performance, outpacing AAA rated municipals by a considerable margin. Persistently low interest rates and solid economic underpinnings remained key drivers of demand in the tax-exempt high-yield marketplace. Limited new supply of higher-yielding bonds through the summer months also drove risk premiums lower during the period.

The fund benefited from its significant exposure to life care revenue bonds, which returned roughly 6% for the period, driven by improving demographics and a favorable credit environment, increased advance-refunding activity, and limited supply. Hospital revenue bonds also aided performance as the hospital portion of the Lehman Brothers Municipal Bond Index outperformed the overall average by approximately 1% over the six-month period. Hospitals have enjoyed a sustained period of financial improvement and solid reimbursement following the difficulties experienced in the late 1990s. We continue to maintain overweight positions in these sectors.

Toll road revenue bonds generated outstanding total returns for the period as well. In June, Pocahontas Parkway (Virginia) entered into a tentative agreement to sell the road to Transurban Inc., a for-profit operator, and the bonds rallied sharply in anticipation of a potential refunding in highly rated securities. Connector 2000 (South Carolina) bonds also strengthened. Positive factors for this project included improved usage, a toll increase, and increased merger and acquisition activity in the sector. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Our conservative weightings in tobacco securitization bonds and airline-backed bonds tempered returns for the period. Tobacco bonds backed by the Master Settlement Agreement rallied sharply over the past 12 months as a string of litigation successes by “Big Tobacco,” most notably in the U.S. Department of Justice’s racketeering case, fueled demand in this sector. Unenhanced tobacco bonds rallied approximately 25% during the one-year period. Airline bonds also posted strong results for much of the period as participants reached for yield in this distressed area of the marketplace.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Life Care/Nursing Home Revenue	16.0%	15.1%
Hospital Revenue	14.3	14.7
Industrial and Pollution
Control Revenue	13.0	11.4
Prerefunded Bonds	5.1	8.9
Electric Revenue	9.0	8.6
Dedicated Tax Revenue	6.8	7.0
Lease Revenue	7.4	5.1
General Obligation – State	3.4	4.0
Other Assets and Reserves	25.0	25.2
Total	100.0%	100.0%

Looking ahead, we believe that prospects for investing in higher-yielding sectors of the municipal market are mixed. While low interest rates and a growing U.S. economy provide a solid framework for high-yield investing, risk premiums in these sectors remain quite low versus historical norms. Heightened concerns about oil price spikes, the continuing impact of Hurricane Katrina, increased government spending, and higher short-term rates could ultimately force market participants to demand greater risk premiums in the months ahead. As always, we will rely on our research-intensive process in an effort to uncover undervalued securities within the high-yield municipal market.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

September 20, 2005

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
SUPPLEMENT TO PROSPECTUS DATED JULY 1, 2005

This updates the Tax-Free Short-Intermediate Fund’s prospectus dated July 1, 2005. On July 20, 2005, the fund’s Board of Directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in noninvestment-grade securities with a rating no lower than BB to a new restriction allowing the fund to invest up to 5% of its assets in any type of noninvestment-grade security. Therefore, the prospectus has been revised as noted below. On page two of the prospectus, the last sentence of the Tax-Free Short-Intermediate Fund’s investment strategy has been revised as follows:

The fund may invest up to 5% of total assets in below investment-grade securities, including those with the lowest rating or, if unrated, believed by T. Rowe Price to be noninvestment grade.

On page 40, the “High-Yield, High-Risk Bonds” operating policy has been revised to state that the Tax-Free Short-Intermediate Fund may invest up to 5% of total assets in below investment-grade securities.

The date of this supplement is October 14, 2005.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Libor rate: The rate that contributor banks in London offer one another for interbank deposits. In effect, the Libor rate is a rate at which a fellow London bank can borrow money from other banks.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

PORTFOLIO CHARACTERISTICS

								Tax-Free
	Tax-		Tax-Free		Tax-Free			Income	Tax-Free
	Exempt		Short-		Intermediate	Tax-Free		Fund–	High
Periods Ended	Money		Intermediate		Bond	Income		Advisor	Yield
8/31/05	Fund		Fund		Fund	Fund		Class	Fund
Price Per Share	$1.00		$5.38		$11.25	$10.13		$10.14	$12.06

Dividends Per Share
For 6 months	0.010		0.07		0.20	0.22		0.20	0.29
For 12 months	0.015	*	0.15	*	0.40	0.43	*	0.40	0.59	*

Dividend Yield
(7-Day Simple) **	2.08%		–		–	–		–	–

30-Day
Dividend Yield **	–		2.90%		3.61%	4.29%		3.98%	4.84%

30-Day Standardized
Yield to Maturity	–		2.82		3.05	3.47		3.15	4.07

Weighted Average
Maturity (years)	47	***	3.9		7.6	13.8		13.8	17.5

Weighted Average
Effective Duration
(years)	–		3.1		4.6	5.3		5.3	5.1

* 12-month dividends may not equal the combined six-month figures due to rounding.
** Dividends earned for the last 30 days (7 days for the money fund) are annualized and divided by the fund’s net asset value at the end of the period.
*** Weighted average maturity for the money fund is in days.
Note: Yields will vary and are not guaranteed. A money fund’s yield more closely reflects its current earnings than does the total return.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 8/31/05	1 Year	5 Years	10 Years	Inception	Date
Tax-Exempt Money Fund	1.56%	1.47%	2.30%
Tax-Free Short-
Intermediate Fund	1.24	3.89	4.10
Tax-Free Intermediate Bond Fund	2.84	5.12	4.98
Tax-Free Income Fund	5.43	6.21	5.90
Tax-Free Income Fund–
Advisor Class	5.20	–	–	4.19%	9/30/02
Tax-Free High Yield Fund	8.56	6.56	5.88

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE TAX-EXEMPT MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,009.80	$2.43
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.79	2.45

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.48%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,010.30	$2.58
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.63	2.60

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.51%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,018.00	$2.90
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.33	2.91

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.57%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Investor Class
Actual	$1,000.00	$1,028.90	$2.71
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.53	2.70
Advisor Class
Actual	1,000.00	1,027.20	4.34
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.92	4.33

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average  account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.53%; the
    Advisor Class was 0.85%.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,042.00	$3.60
Hypothetical (assumes
5% return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.70%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
Periods Ended 6/30/05	Simple Yield	1 Year	5 Years	10 Years
Tax-Exempt Money Fund	2.05%	1.32%	1.52%	2.32%
Tax-Free Short-Intermediate Fund	–	2.90	4.21	4.20
Tax-Free Intermediate Bond Fund	–	5.31	5.53	5.15
Tax-Free Income Fund	–	8.02	6.69	6.02
Tax-Free Income Fund–Advisor Class	–	7.67	–	–
Tax-Free High Yield Fund	–	9.96	6.87	5.93

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results.
Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. It shows how each fund class would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.  When assessing performance, investors should consider both short- and long-term returns. A money fund’s yield more closely represents its current earnings than does the total return.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$10.06	$10.21	$10.05	$9.81	$9.72	$9.10

Investment activities
Net investment
income (loss)	0.22	0.43	0.44	0.47	0.48	0.49
Net realized and
unrealized gain (loss)	0.07	(0.15)	0.16	0.24	0.09	0.62

Total from
investment activities	0.29	0.28	0.60	0.71	0.57	1.11

Distributions
Net investment income	(0.22)	(0.43)	(0.44)	(0.47)	(0.48)	(0.49)

NET ASSET VALUE
End of period	$10.13	$10.06	$10.21	$10.05	$9.81	$9.72

Ratios/Supplemental Data
Total return^	2.89%	2.87%	6.17%	7.42%	5.99%	12.55%
Ratio of total expenses to
average net assets	0.53%†	0.54%	0.54%	0.55%	0.54%	0.54%
Ratio of net investment
income (loss) to average
net assets	4.31%†	4.33%	4.47%	4.78%	4.95%	5.25%
Portfolio turnover rate	28.9%†	29.8%	26.9%	24.4%	28.2%	28.6%
Net assets, end of period
(in millions)	$1,497	$1,459	$1,509	$1,501	$1,442	$1,403

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions
†	Annualized.
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	6 Months	Year		9/30/02
	Ended	Ended		Through
	8/31/05**	2/28/05**	2/29/04	2/28/03
NET ASSET VALUE
Beginning of period	$10.07	$10.21	$10.05	$10.13

Investment activities
Net investment income	0.20	0.40	0.41	0.18*
Net realized and
unrealized gain (loss)	0.07	(0.14)	0.16	(0.08)+

Total from investment activities	0.27	0.26	0.57	0.10

Distributions
Net investment income	(0.20)	(0.40)	(0.41)	(0.18)

NET ASSET VALUE
End of period	$10.14	$10.07	$10.21	$10.05

Ratios/Supplemental Data
Total return^	2.72%	2.65%	5.82%	1.02%*
Ratio of total expenses to
average net assets	0.85%†	0.85%	0.86%	0.90%*†
Ratio of net investment
income (loss) to average
net assets	3.99%†	4.00%	4.10%	4.48%*†
Portfolio turnover rate	28.9%†	29.8%	26.9%	24.4%
Net assets, end of period
(in thousands)	$289,387	$283,538	$165	$147

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.90% contractual expense limitation in effect through 6/30/06.
†	Annualized.
** Per share amounts calculated using average shares outstanding method.
+	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

ALABAMA 0.6%

Baldwin County Eastern Shore Hosp. Auth.
Thomas Hosp.
5.75%, 4/1/27	880	891
6.75%, 4/1/21	1,450	1,491
Camden Ind. Dev. Board, IDRB, Weyerhaeuser, 6.125%, 12/1/24	2,500	2,788
Courtland Ind. Dev. Board, PCR, IDRB, Int'l. Paper, 5.00%, 6/1/25	2,000	2,014
Phoenix, PCR, IDRB, MeadWestvaco, 6.10%, 5/15/30	3,750	4,012
Total Alabama (Cost $10,581)		11,196

ALASKA 0.7%

Alaska HFC
5.85%, 12/1/14 (Prerefunded 12/1/05†) (MBIA Insured)	1,705	1,752
5.875%, 12/1/24 (Prerefunded 12/1/05†) (MBIA Insured)	5,510	5,662
Single Family, 5.30%, 12/1/17	2,600	2,662
Valdez Marine, BP Pipelines, VRDN (Currently 2.33%)	2,000	2,000
Total Alaska (Cost $11,542)		12,076

ARIZONA 0.4%

Arizona School Fac. Board, 5.50%, 7/1/18 (Prerefunded 7/1/11†)	5,000	5,585
Scottsdale IDA, 5.80%, 12/1/31	2,000	2,167
Total Arizona (Cost $7,088)		7,752

ARKANSAS 0.4%

Little Rock Health Fac. Board, Baptist Health, 6.85%, 11/1/08	2,495	2,734
North Little Rock, 6.50%, 7/1/15 (MBIA Insured)	4,000	4,788
Total Arkansas (Cost $6,479)		7,522

CALIFORNIA 12.4%

Anaheim PFA, California Electric, 5.00%, 10/1/34 (MBIA Insured)	3,340	3,537
California, GO
5.00%, 2/1/33	3,750	3,931
5.125%, 6/1/31	10,540	11,000
5.25%, 4/1/29	5,000	5,495
5.25%, 4/1/34	5,500	6,054
5.50%, 11/1/33	8,000	9,003
5.65%, 6/1/30	2,500	2,728
Economic Recovery, 5.00%, 7/1/16	20,000	21,559
California Dept. of Water Resources
Power Supply
5.375%, 5/1/21	2,000	2,188
5.75%, 5/1/17	3,000	3,367
California HFA, Cedars-Sinai Medical Center
5.00%, 11/15/27	6,500	6,763
California Public Works Board
Dept. of Corrections, 5.25%, 6/1/28	14,810	15,905
Mental Health, 5.50%, 6/1/23	3,000	3,332
California Statewide CDA
Community Hosp. of Monterey Peninsula, 5.25%, 6/1/23
(FSA Insured)	2,000	2,165
Sutter Health, 5.625%, 8/15/42	3,850	4,119
Capistrano Unified School Dist. No. 90-2, Telega, 5.875%, 9/1/23	1,415	1,522
Chula Vista PFA, 4.50%, 9/1/27 (MBIA Insured)	3,000	3,017
Folsom, Community Fac. Dist. #10, 5.875%, 9/1/28	3,000	3,184
Foothill / Eastern Transportation Corridor Agency
Zero Coupon, 1/1/15 (Escrowed to Maturity)	5,000	3,483
Zero Coupon, 1/1/17 (Escrowed to Maturity)	18,000	11,440
Golden State Tobacco Securitization Corp.
Tobacco Settlement
Zero Coupon, 6/1/24 (AMBAC Insured)	5,985	2,562
5.00%, 6/1/38 (FGIC Insured)	5,000	5,288
5.50%, 6/1/33 (Prerefunded 6/1/13†)	7,500	8,512
5.625%, 6/1/38 (Prerefunded 6/1/13†)	8,500	9,718
Los Angeles County Metropolitan Trans. Auth., 5.00%, 7/1/26
(AMBAC Insured)	8,590	9,239
Los Angeles Dept. of Water & Power, 5.00%, 7/1/23 (MBIA Insured)	5,000	5,407
Los Angeles Harbor, 7.60%, 10/1/18 (Escrowed to Maturity)	3,305	4,166
Orange County, COP, 5.875%, 7/1/19 (Prerefunded 7/1/06†)
(MBIA Insured)	6,000	6,269
Palm Springs Fin. Auth., Convention Center, 5.50%, 11/1/29
(MBIA Insured)	3,100	3,509
San Diego Unified School Dist., 5.50%, 7/1/25 (MBIA Insured)	4,745	5,735
San Francisco Public Utility Commission, 5.00%, 11/1/27
(FSA Insured)	8,000	8,397
San Jose Airport, 5.00%, 3/1/28 (MBIA Insured)	3,500	3,701
Southern California Public Power Auth., Scappas, 6.75%, 7/1/11	4,050	4,704
Union Elementary School Dist., GO
Zero Coupon, 9/1/12 (FGIC Insured)	2,945	2,295
Zero Coupon, 9/1/13 (FGIC Insured)	3,520	2,615
Univ. of California Regents
5.125%, 5/15/15 (AMBAC Insured)	1,900	2,100
5.125%, 5/15/17 (AMBAC Insured)	10,000	11,025
West Hollywood CDA, East Side Redev. Project, 5.625%, 9/1/28	2,015	2,112
Total California (Cost $202,379)		221,146

COLORADO 0.3%

Colorado HFA
Adventist Health/Sunbelt, 6.50%, 11/15/31	2,500	2,805
Covenant Retirement Communities, 6.125%, 12/1/33	2,000	2,191
Total Colorado (Cost $4,382)		4,996

CONNECTICUT 1.4%

Connecticut HEFA, Yale Univ., VRDN (Currently 2.30%)	9,400	9,400
Connecticut Special Tax Obligation, 7.125%, 6/1/10	7,350	8,468
Mohegan Tribe Indians
6.00%, 1/1/16	2,250	2,436
6.25%, 1/1/31	4,750	5,130
Total Connecticut (Cost $23,973)		25,434

DELAWARE 0.1%

Delaware River & Bay Auth., 5.00%, 1/1/27 (MBIA Insured)	1,000	1,076
Total Delaware (Cost $1,046)		1,076

DISTRICT OF COLUMBIA 2.5%

District of Columbia
5.25%, 6/1/27 (Prerefunded 6/1/08†) (MBIA Insured)	1,330	1,420
6.00%, 6/1/14 (Escrowed to Maturity) (MBIA Insured)	2,305	2,723
Tobacco Settlement, 5.25%, 5/15/09	5,000	5,227
District of Columbia, GO
5.125%, 6/1/17 (AMBAC Insured)	12,720	13,904
5.25%, 6/1/27 (MBIA Insured)	8,645	9,133
6.00%, 6/1/14 (MBIA Insured)	4,400	5,166
6.00%, 6/1/15 (MBIA Insured)	1,550	1,839
6.00%, 6/1/17 (MBIA Insured)	4,250	5,102
Total District of Columbia (Cost $40,333)		44,514

FLORIDA 3.1%

Collier County HFA, Cleveland Clinic Obligation Group
VRDN (Currently 2.33%)	9,035	9,035
Coral Gables HFA, Baptist Health South, 5.25%, 8/15/24
(FSA Insured)	5,000	5,486
Dade County, Zero Coupon, 2/1/09 (MBIA Insured)	12,185	10,513
Florida Department of Transportation, Florida Turnpike
5.00%, 7/1/18 (FSA Insured)	5,000	5,477
Highlands County HFA
Adventist Health / Sunbelt
5.875%, 11/15/29	7,000	7,719
6.00%, 11/15/31	2,750	3,009
Orange County HFA
Nemours Foundation, 5.00%, 1/1/35	6,345	6,739
Westminster Community Care, 6.75%, 4/1/34	2,500	2,484
Port St. Lucie Utility
Zero Coupon, 9/1/16 (Prerefunded 9/1/06†) (FGIC Insured)	5,000	2,729
Zero Coupon, 9/1/26 (Prerefunded 9/1/06†) (FGIC Insured)	5,000	1,433
Total Florida (Cost $52,248)		54,624

GEORGIA 4.7%

Atlanta Airport, 5.25%, 1/1/33 (FSA Insured)	5,000	5,415
Burke County Dev. Auth., PCR, Georgia Power, 4.75%, 5/1/34
(FGIC Insured)	2,300	2,333
Chatham County Hosp. Auth.
Memorial Univ. Medical Center
5.75%, 1/1/29	3,500	3,804
6.125%, 1/1/24	4,000	4,393
Coweta County Residential Care Fac. for the Elderly
Wesley Woods of Newnan-Peachtree City
8.20%, 10/1/16	1,350	1,396
8.25%, 10/1/26	1,800	1,863
Forsyth County School Dist., GO, 5.75%, 2/1/18
(Prerefunded 2/1/10†)	2,800	3,145
Fulton-DeKalb Hosp. Auth.
Grady Memorial Hosp.
6.80%, 1/1/07 (Escrowed to Maturity) (AMBAC Insured)	5,530	5,811
6.80%, 1/1/08 (Escrowed to Maturity) (AMBAC Insured)	5,905	6,409
6.85%, 1/1/09 (Escrowed to Maturity) (AMBAC Insured)	6,310	7,062
6.85%, 1/1/10 (Escrowed to Maturity) (AMBAC Insured)	6,745	7,742
Georgia Private Colleges & Univ. Auth., Emory Univ.
5.50%, 11/1/24 (Prerefunded 11/1/10†)	6,225	6,952
Gwinnett County School Dist., GO, 6.40%, 2/1/11	1,905	2,205
Municipal Electric Auth. of Georgia
5.50%, 1/1/20	2,915	3,278
5.50%, 1/1/20 (Prerefunded 1/1/13†)	85	99
5.70%, 1/1/19 (FGIC Insured)	5,100	5,939
6.40%, 1/1/07 (AMBAC Insured)	5,840	6,102
6.40%, 1/1/07 (Escrowed to Maturity) (AMBAC Insured)	1,660	1,736
7.25%, 1/1/24 (AMBAC Insured)	6,500	9,162
Total Georgia (Cost $75,690)		84,846

HAWAII 0.5%

Hawaii Airports, 5.75%, 7/1/21 (FGIC Insured)	4,000	4,429
Hawaii Dept. of Budget & Fin., Hawaii Pacific Health
B&F Kapiolani, 6.25%, 7/1/21 (Prerefunded 7/1/06†)	4,000	4,183
Total Hawaii (Cost $7,826)		8,612

IDAHO 0.2%

Nez Perce County, PCR, IDRB, Potlatch Corp., 7.00%, 12/1/14	2,600	2,979
Total Idaho (Cost $2,600)		2,979

ILLINOIS 5.0%

Chicago, 6.75%, 1/1/35 (Prerefunded 7/1/10†) (FGIC Insured)	5,000	5,829
Chicago, GO
5.50%, 1/1/14 (FSA Insured)	5,000	5,679
5.50%, 1/1/18 (AMBAC Insured)	3,880	4,483
Chicago O'Hare Int'l. Airport, United Airlines, 6.30%, 5/1/16 *	3,555	569
Illinois
Sales Tax
5.50%, 6/15/16	2,000	2,214
6.125%, 6/15/16	2,000	2,251
Illinois, GO, 5.25%, 4/1/06	7,000	7,097
Illinois EFA, Northwestern Univ., 5.25%, 11/1/32 (Tender 11/1/14)	4,000	4,431
Illinois Fin. Auth., Northwestern Memorial Hosp., 5.50%, 8/15/43	8,000	8,690
Illinois HFA
Central Dupage Health, VRDN (Currently 2.34%)	500	500
Glen Oaks Medical Center, 7.00%, 11/15/19
(Escrowed to Maturity)	3,300	3,495
Illinois Toll Highway Auth., 5.00%, 1/1/23 (FSA Insured)	11,000	11,868
Illinois Unemployment Insurance Fund, 5.00%, 12/15/06
(FSA Insured)	10,000	10,264
Metropolitan Pier & Expo Auth., McCormick, Zero Coupon, 6/15/18
(FGIC Insured)	14,160	8,301
Regional Transportation Auth.
6.70%, 11/1/21 (FGIC Insured)	5,000	6,366
7.75%, 6/1/19 (FGIC Insured)	5,350	7,211
Total Illinois (Cost $84,319)		89,248

INDIANA 0.8%

Goshen, Greencroft Obligated Group, 5.75%, 8/15/19	3,000	3,026
Hammond, BP Amoco, PCR, VRDN (Currently 2.33%)	950	950
Indiana HFFA, Clarian Health Partners, 5.50%, 2/15/16	6,705	6,966
Indiana Transportation Fin. Auth., Highway, 5.375%, 12/1/25	3,360	3,640
Indiana Transportation Fin. Auth., Highway, 5.375%, 12/1/25
(Prerefunded 12/1/10†)	640	706
Total Indiana (Cost $14,248)		15,288

IOWA 0.4%

Iowa Fin. Auth., Single Family Mortgage, 5.70%, 1/1/27	2,390	2,403
Scott County, Ridgecrest Village, 7.25%, 11/15/26	4,000	4,301
Total Iowa (Cost $6,183)		6,704

KANSAS 1.6%

Burlington, PCR, Kansas Gas & Electric, 5.30%, 6/1/31
(MBIA Insured)	21,525	23,400
Kansas DOT, 5.50%, 9/1/05	5,000	5,000
Total Kansas (Cost $26,982)		28,400

KENTUCKY 0.0%

Breckinridge County, Kentucky Assoc. of Counties Leasing Trust
VRDN (Currently 2.34%)	204	204
Total Kentucky (Cost $204)		204

LOUISIANA 0.8%

Calcasieu Parish, IDRB, PCR, Entergy, 5.45%, 7/1/10	1,750	1,768
Louisiana Public Fac. Auth., Baton Rouge General Medical Center
5.25%, 7/1/33 (MBIA Insured)	10,000	10,601
Sabine River Auth., PCR, Intl. Paper, 6.20%, 2/1/25	2,500	2,746
Total Louisiana (Cost $14,679)		15,115

MARYLAND 1.9%

Maryland HHEFA
Johns Hopkins Hosp., Zero Coupon, 7/1/19	7,675	4,047
Mercy Ridge Retirement Community, 6.00%, 4/1/35	2,535	2,688
Sheppard & Enoch Pratt Foundation
Muni Auction Rate (Currently 2.63%) 7/1/28 (RAA Insured)	4,050	4,050
Univ. of Maryland Medical, 7.00%, 7/1/22
(FGIC Insured)	1,500	2,012
Maryland Ind. Dev. Fin. Auth., Trinity Health Corp.
Muni Auction Rate (Currently 2.55%) 12/1/15	8,000	8,000
Prince George's County Hosp., Dimensions Health, 5.30%, 7/1/24	5,685	4,744
Univ. of Maryland, Auxiliary Fac. & Tuition, 5.75%, 4/1/17
(Prerefunded 4/1/06†)	5,000	5,136
Westminster, Carroll Lutheran Village, VRDN (Currently 2.38%)	2,635	2,635
Total Maryland (Cost $31,541)		33,312

MASSACHUSETTS 3.8%

Massachusetts
5.25%, 8/1/16 (Prerefunded 8/1/13†)	10,000	11,147
5.75%, 1/1/32 (Prerefunded 1/1/14†) (FGIC Insured)	6,000	6,889
Massachusetts Bay Transportation Auth., 5.25%, 7/1/30
(Prerefunded 7/1/14†)	2,000	2,254
Massachusetts Bay Transportation Auth., GO
7.00%, 3/1/14	3,150	3,844
7.00%, 3/1/21	6,200	7,911
Massachusetts HEFA
Harvard Univ.
6.00%, 7/1/35 (Prerefunded 7/1/10†)	3,500	3,979
6.25%, 4/1/20	5,000	6,336
Partners Healthcare, 5.75%, 7/1/32	4,400	4,877
Massachusetts Port Auth., 5.75%, 7/1/29 (Prerefunded 1/1/10†)	5,000	5,575
Massachusetts Water Pollution Abatement Trust
5.25%, 8/1/20	55	60
5.25%, 8/1/20 (Prerefunded 8/1/10†)	3,695	4,078
5.75%, 8/1/29 (Prerefunded 8/1/09†)	990	1,092
Water Resources Auth.
5.75%, 8/1/29	4,010	4,386
6.00%, 8/1/19	5,000	6,156
Total Massachusetts (Cost $59,567)		68,584

MICHIGAN 1.1%

Cornell Township Economic Dev., MeadWestvaco, 5.875%, 5/1/18
(Prerefunded 5/1/12†)	2,000	2,290
Michigan Building Auth., 5.50%, 10/15/19	5,000	5,558
Michigan Hosp. Fin. Auth.
Ascension Health, 5.25%, 11/15/26	3,570	3,787
Trinity Health, 6.00%, 12/1/20	1,500	1,659
Michigan Strategic Fund
Detroit Edison, PCR, IDRB, 5.45%, 9/1/29	5,000	5,272
Ford Motor, 7.10%, 2/1/06	1,180	1,183
Total Michigan (Cost $18,301)		19,749

MINNESOTA 0.6%

Minneapolis & St. Paul Metropolitan Airport Commission
5.25%, 1/1/32 (FGIC Insured)	10,000	10,714
Total Minnesota (Cost $9,749)		10,714

MISSISSIPPI 0.4%

Mississippi Business Fin., PCR, Entergy Corp., 5.90%, 5/1/22	7,000	7,197
Total Mississippi (Cost $6,936)		7,197

MISSOURI 0.3%

Good Shepherd Nursing Home Dist., 5.90%, 8/15/23	2,000	2,026
Missouri HEFA, Washington Univ., VRDN (Currently 2.33%)	3,100	3,100
Total Missouri (Cost $5,100)		5,126

NEBRASKA 0.5%

American Public Energy Agency, VRDN (Currently 2.48%)	5,000	5,000
Omaha Public Power Dist., 6.20%, 2/1/17 (Escrowed to Maturity)	3,000	3,565
Total Nebraska (Cost $7,991)		8,565

NEVADA 1.8%

Clark County, Fuel Tax, 5.125%, 7/1/16 (AMBAC Insured)	10,870	11,977
Clark County, PCR, IDRB
Nevada Power, 5.30%, 10/1/11	2,000	2,000
Southwest Gas, 5.45%, 3/1/38 (Tender 3/1/13)	5,000	5,340
Clark County Airport, McCarran Int'l. Airport, 4.75%, 7/1/22
(MBIA Insured)	2,970	3,067
Clark County School Dist., GO, 7.00%, 6/1/11 (MBIA Insured)	3,500	4,144
Nevada, GO, 7.25%, 11/1/10 (Escrowed to Maturity)	3,050	3,055
Truckee Meadows Water Auth., 5.50%, 7/1/19 (FSA Insured)	2,500	2,766
Total Nevada (Cost $29,990)		32,349

NEW HAMPSHIRE 2.0%

New Hampshire Business Fin. Auth., PCR, Public Service
5.45%, 5/1/21 (MBIA Insured)	14,500	16,039
New Hampshire HEFA
Covenant Health, 6.00%, 7/1/22	3,400	3,737
Dartmouth-Hitchcock Obligation Group, 5.50%, 8/1/27
(FSA Insured)	7,930	8,794
Elliot Hosp., 5.60%, 10/1/22	1,000	1,073
Wentworth-Douglas Hosp., 5.375%, 1/1/15 (MBIA Insured)	5,600	6,180
Total New Hampshire (Cost $32,852)		35,823

NEW JERSEY 2.1%

Essex County, GO, 5.00%, 6/1/09 (FSA Insured)	6,250	6,664
Middlesex County, PCR, Amerada Hess, 6.05%, 9/15/34	2,000	2,159
New Jersey, GO, TRAN, 4.00%, 6/23/06	10,000	10,091
New Jersey Economic Dev. Auth.
Cigarette Tax, 5.625%, 6/15/19	2,500	2,698
Harrogate, 5.875%, 12/1/26	3,500	3,602
Motor Vehicle Surcharge, 5.25%, 7/1/31 (MBIA Insured)	5,000	5,455
New Jersey HFFA
Pascack Valley Hosp. Assoc.
6.50%, 7/1/23	3,000	3,111
6.625%, 7/1/36	3,000	3,113
Total New Jersey (Cost $35,537)		36,893

NEW MEXICO 0.7%

Jicarilla Apache Nation, 5.50%, 9/1/23	3,890	4,201
Univ. of New Mexico Regents, Univ. of New Mexico Hosp.
5.00%, 7/1/32 (FSA Insured)	7,840	8,248
Total New Mexico (Cost $11,889)		12,449

NEW YORK 16.3%

Dormitory Auth. of the State of New York
5.25%, 5/15/19	3,325	3,735
City Univ.
5.75%, 7/1/13	10,000	11,273
5.75%, 7/1/18 (AMBAC Insured)	5,000	5,927
6.00%, 7/1/14	10,000	11,414
Mount Sinai NYU Health, 5.50%, 7/1/26	2,000	2,041
State Univ. Ed. Fac., 5.75%, 5/15/19
(Prerefunded 5/15/10†) (FGIC Insured)	4,945	5,554
State Univ. of New York, 5.25%, 5/15/15 (AMBAC Insured)	3,600	4,045
Metropolitan Transportation Auth.
5.125%, 11/15/31	5,000	5,357
5.25%, 11/15/31	2,945	3,135
5.25%, 11/15/32	10,000	10,744
Commuter Fac., 5.75%, 7/1/21
(Prerefunded 1/1/08†) (MBIA Insured)	12,750	13,749
New York City, GO
5.00%, 8/1/06	3,000	3,059
5.00%, 8/1/16	3,000	3,246
5.00%, 8/1/19	6,930	7,457
5.00%, 4/1/22	10,000	10,658
5.00%, 8/1/23	4,800	5,113
5.25%, 8/1/13	5,000	5,527
5.25%, 8/1/15	9,500	10,447
5.25%, 5/15/22	10,000	10,849
5.25%, 8/15/26	5,000	5,413
5.50%, 6/1/21	7,500	8,264
6.00%, 5/15/30	315	350
6.00%, 5/15/30 (Prerefunded 5/15/10†)	2,565	2,910
6.25%, 8/1/09	3,605	3,760
6.25%, 8/1/09 (Prerefunded 8/1/06†)	1,445	1,511
New York City Municipal Water Fin. Auth., Water & Sewer
VRDN (Currently 2.50%) (MBIA Insured)	1,500	1,500
5.00%, 6/15/32	10,000	10,394
5.50%, 6/15/33	9,000	9,830
6.00%, 6/15/33 (Prerefunded 6/15/10†)	2,220	2,522
New York City Transitional Fin. Auth.
5.75%, 11/15/20 (Prerefunded 5/15/10†)	5,500	6,185
6.00%, 8/15/17 (Prerefunded 8/15/09†)	4,000	4,476
STEP, 5.25%, 2/1/29	16,640	18,031
New York State Environmental Fac. Corp., PCR, EFC Pooled Loan
6.90%, 11/15/15	215	220
New York State Mortgage Agency, Single Family, 5.70%, 4/1/16	4,090	4,284
New York State Thruway Auth.
5.00%, 4/1/21 (AMBAC Insured)	15,000	16,351
5.50%, 3/15/20 (Prerefunded 3/15/12†)	3,000	3,386
New York State Urban Dev. Corp., 5.50%, 7/1/26	10,000	10,393
Niagra Falls New York City School Dist., COP, 5.00%, 6/15/22
(FSA Insured)	3,770	4,057
Tobacco Settlement Fin. Corp.
5.00%, 6/1/08	5,720	5,998
5.25%, 6/1/20 (AMBAC Insured)	5,000	5,497
Triborough Bridge & Tunnel Auth.
General Purpose
5.25%, 1/1/28 (Prerefunded 1/1/22†)	10,000	11,606
5.50%, 1/1/17 (Escrowed to Maturity)	18,275	21,038
Total New York (Cost $267,435)		291,306

NORTH CAROLINA 1.5%

North Carolina, GO, VRDN (Currently 2.52%)	960	960
North Carolina Eastern Municipal Power Agency
5.30%, 1/1/15	1,000	1,072
5.375%, 1/1/16	2,000	2,144
6.70%, 1/1/19	3,965	4,442
7.50%, 1/1/10	4,330	4,937
7.50%, 1/1/10 (Escrowed to Maturity)	4,650	5,446
North Carolina Municipal Power Agency #1
Catawba Electric
5.50%, 1/1/13	2,250	2,499
6.50%, 1/1/20	4,500	4,991
Total North Carolina (Cost $24,274)		26,491

OHIO 2.3%

Cuyahoga County Hosp., Cleveland Clinic Obligation Group
6.00%, 1/1/32	5,000	5,563
Hamilton, Electric, 4.70%, 10/1/25 (FSA Insured)	5,100	5,312
Montgomery County Hosp., Catholic Health Initiatives
6.00%, 12/1/19	3,190	3,538
Montgomery County Hosp., Catholic Health Initiatives
6.00%, 12/1/19 (Escrowed to Maturity)	3,310	3,714
Ohio Air Quality Dev. Auth.
Dayton Power & Light, PCR, 4.80%, 1/1/34 (FGIC Insured)	15,000	15,370
FirstEnergy, 3.35%, 6/1/33 (Tender 6/1/06)	3,000	2,997
Ohio State Univ., 5.25%, 6/1/17 (Tender 12/1/16)	5,000	5,561
Total Ohio (Cost $40,113)		42,055

OKLAHOMA 0.4%

Jackson County Memorial Hosp. Auth., 7.30%, 8/1/15	1,875	1,905
Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32	1,500	1,191
Tulsa County Home Fin. Auth., Single Family, 6.90%, 8/1/10
(Escrowed to Maturity) (FGIC Insured)	4,250	4,934
Total Oklahoma (Cost $7,158)		8,030

OREGON 0.3%

Oregon Housing & Community Services Dept., Single Family
6.00%, 7/1/20	2,260	2,314
Umatilla County Hosp. Fac. Auth., Catholic Health Initiatives
5.50%, 3/1/22	955	1,044
Umatilla County Hosp. Fac. Auth., Catholic Health Initiatives
5.50%, 3/1/22 (Escrowed to Maturity)	1,255	1,388
Total Oregon (Cost $4,452)		4,746

PENNSYLVANIA 1.8%

Allegheny County Hosp. Dev. Auth., West Penn Allegheny Health
9.25%, 11/15/22	3,000	3,618
Berks County Municipal Auth., Reading Hosp.
Muni Auction Rate (Currently 2.60%) 5/1/32	1,200	1,200
Chester County HEFA, Jefferson Health, 5.375%, 5/15/27	6,500	6,807
Cumberland County Municipal Auth., Wesley Affiliated Services
7.125%, 1/1/25	3,000	3,314
Pennsylvania Turnpike Commission
5.25%, 12/1/32 (AMBAC Insured)	7,500	8,200
5.50%, 7/15/33 (Prerefunded 7/15/11†) (AMBAC Insured)	3,500	3,940
Saint Mary Hosp. Auth., Catholic Health East, 5.375%, 11/15/34	1,350	1,439
West Shore Area Auth., Holy Spirit Hosp., 6.20%, 1/1/26	3,250	3,556
Total Pennsylvania (Cost $28,487)		32,074

PUERTO RICO 0.4%

Puerto Rico Public Fin. Corp., 5.25%, 8/1/29
(Tender 2/1/12) (MBIA Insured)	7,000	7,713
Total Puerto Rico (Cost $7,450)		7,713

SOUTH CAROLINA 4.0%

Connector 2000 Assoc.
Zero Coupon, 1/1/09	2,700	1,569
Zero Coupon, 1/1/10	3,400	2,161
Zero Coupon, 1/1/11	2,200	782
Zero Coupon, 1/1/29	20,500	2,936
Georgetown County, PCR, Int'l. Paper, 5.70%, 4/1/14	4,000	4,367
Medical Univ. Hospital Auth., 5.00%, 8/15/31 (MBIA Insured)	19,145	20,088
Piedmont Municipal Power Agency, 6.50%, 1/1/14
(FGIC Insured)	3,000	3,592
Piedmont Municipal Power Agency, 6.50%, 1/1/14
(Escrowed to Maturity) (FGIC Insured)	500	603
South Carolina Jobs Economic Dev. Auth., Bon Secours Health
5.625%, 11/15/30	4,000	4,277
South Carolina Public Service Auth.
5.875%, 1/1/23 (Prerefunded 1/1/06†) (FGIC Insured)	8,030	8,265
6.25%, 1/1/22 (Prerefunded 1/1/06†) (AMBAC Insured)	17,750	18,302
TECP, 2.65%, 9/6/05	3,833	3,833
Total South Carolina (Cost $71,198)		70,775

SOUTH DAKOTA 0.6%

South Dakota HEFA
Sioux Valley Hosp.
4.85%, 11/1/19 (Tender 5/1/06)	5,000	5,055
5.25%, 11/1/27	2,000	2,123
5.50%, 11/1/31	3,000	3,251
Total South Dakota (Cost $10,152)		10,429

TENNESSEE 1.2%

Chattanooga Health Ed. & Housing Fac. Board
CDFI Phase I, 5.00%, 10/1/15	1,500	1,552
Chattanooga Memorial Hosp.	2,950	3,160
6.625%, 9/1/07 (Escrowed to Maturity) (MBIA Insured)
6.625%, 9/1/08 (Escrowed to Maturity) (MBIA Insured)	3,150	3,472
Clarksville Public Building Auth., GO, VRDN (Currently 2.33%)	1,500	1,500
Metropolitan Nashville & Davidson Counties, Water & Sewer
STEP, 7.70%, 1/1/12 (FGIC Insured)	6,250	7,462
Shelby County Health Ed. & Housing Board, Bonheur
5.50%, 8/15/12 (Escrowed to Maturity) (MBIA Insured)	4,000	4,374
Total Tennessee (Cost $19,871)		21,520

TEXAS 9.7%

Abilene Health Fac. Dev. Corp., Sears Methodist Retirement System
Obligation Group, 7.00%, 11/15/33	3,500	3,831
Amarillo Health Fac. Dev. Corp., Sears, 7.75%, 8/15/26
(Prerefunded 8/15/06†)	5,000	5,327
Austin, Water & Wastewater, 5.125%, 5/15/27 (FSA Insured)	10,955	11,499
Brazos River Auth., PCR, Centerpoint Energy, 7.75%, 12/1/18	4,000	4,438
Cass County IDC, PCR, Int'l. Paper, 4.80%, 3/1/25	1,780	1,790
Dallas Independent School Dist., 5.00%, 8/15/29	5,000	5,321
Denison Hosp. Auth., Texoma Medical Center, 7.00%, 8/15/14	3,935	3,980
Dept. of Housing & Community Affairs, Asmara
6.40%, 1/1/27 (Prerefunded 1/1/07†)	5,820	6,194
Harris County, GO, TECP, 2.70%, 9/8/05	10,360	10,360
Harris County Health Fac. Dev. Corp.
Memorial Hermann Healthcare
6.375%, 6/1/29	4,000	4,424
Muni Auction Rate (Currently 2.50%), 6/1/32 (FSA Insured)	15,900	15,900
St. Luke's Episcopal Health, 5.375%, 2/15/26
(Prerefunded 8/15/11†)	5,500	6,090
Texas Childrens Hosp.
VRDN (Currently 2.34%) (MBIA Insured)	7,400	7,400
5.25%, 10/1/19	5,000	5,245
Harris County Hosp. Dist., 7.40%, 2/15/10 (Escrowed to Maturity)
(AMBAC Insured)	350	375
Houston, 6.40%, 6/1/27	4,250	4,609
Houston, GO, 5.50%, 3/1/18 (FSA Insured)	2,750	3,030
Houston Airport, 5.50%, 7/1/19 (FSA Insured)	2,000	2,224
Houston Higher Ed. Fin. Corp., Rice Univ., 5.375%, 11/15/29	11,450	12,321
Houston Independent School Dist., 5.00%, 7/15/20
(Prerefunded 7/15/11†) (FSA Insured)	3,000	3,271
Houston Water & Sewer, 5.75%, 12/1/18
(Prerefunded 12/1/12†) (AMBAC Insured)	3,000	3,442
Lower Colorado River Auth., 6.00%, 5/15/12 (FSA Insured)	6,095	6,720
Sabine River Auth., PCR
TXU Energy
5.50%, 5/1/22 (Tender 11/1/11)	4,580	4,897
5.80%, 7/1/22	1,500	1,617
6.15%, 8/1/22	2,850	3,144
Tarrant County Health Fac. Dev. Corp., Baylor Health Care
5.375%, 11/15/21	4,000	4,356
Texas, GO
5.00%, 4/1/09	6,000	6,380
TRAN, 4.50%, 8/31/06	17,250	17,508
Texas A&M Univ.
5.375%, 5/15/16	4,750	5,215
5.375%, 5/15/18	2,570	2,817
Total Texas (Cost $164,527)		173,725

VIRGINIA 2.7%

Chesapeake IDA, PCR, Virginia Electric & Power, 5.25%, 2/1/08	3,000	3,039
Fairfax County, COP, 6.10%, 4/15/32	10,000	11,592
Fairfax County Water Auth., 6.00%, 4/1/22	3,835	4,079
Fairfax County Water Auth., 6.00%, 4/1/22 (Prerefunded 4/1/07†)	3,815	4,070
Fredericksburg IDA, Medicorp Health, 5.25%, 6/15/27	2,750	2,873
Greater Richmond Convention Center, 6.125%, 6/15/29
(Prerefunded 6/15/10†)	8,550	9,702
James City & County IDA, Williamsburg Landing, 6.125%, 3/1/32	2,000	2,133
Loudoun County IDA, Falcons Landing, 6.00%, 8/1/24	2,500	2,656
Tobacco Settlement Fin. Corp., 4.00%, 6/1/13	2,400	2,415
Virginia Transportation Board, 5.25%, 5/15/20
(Prerefunded 5/15/11†)	4,620	5,092
Total Virginia (Cost $44,335)		47,651

WASHINGTON 5.8%

Chelan County Public Utility Dist. #1, Rock Island Hydro
Zero Coupon, 6/1/18 (MBIA Insured) ++	10,100	5,734
Energy Northwest, Public Power Supply, 5.25%, 7/1/16
(FSA Insured)	3,000	3,168
King County Public Hosp. Dist. #1, Valley Medical Center
5.75%, 9/1/20 (AMBAC Insured)	10,950	13,014
Port of Seattle
5.00%, 3/1/21 (MBIA Insured)	5,000	5,404
5.00%, 3/1/25 (MBIA Insured)	5,650	6,061
5.50%, 2/1/26 (MBIA Insured)	6,000	6,498
Snohomish County Housing Auth., Millwood Estates
5.50%, 6/1/29	3,750	3,818
Tacoma Solid Waste Utility, 5.50%, 12/1/17 (AMBAC Insured)	12,080	12,813
Washington, Motor Vehicle Fuel Tax, 6.625%, 1/1/25
(Prerefunded 1/1/10†)	6,100	6,941
Washington, GO
Zero Coupon, 12/1/27 (AMBAC Insured)	4,665	1,685
Zero Coupon, 12/1/28 (AMBAC Insured)	4,760	1,638
Zero Coupon, 12/1/29 (AMBAC Insured)	4,710	1,545
VRDN (Currently 2.53%) (MBIA Insured)	3,395	3,395
VRDN (Currently 2.53%) (MBIA Insured)	5,500	5,500
5.00%, 1/1/25 (AMBAC Insured)	5,000	5,366
5.00%, 1/1/28 (AMBAC Insured)	5,000	5,308
5.70%, 10/1/15	14,000	15,956
Total Washington (Cost $95,550)		103,844

WEST VIRGINIA 1.0%

Mason County, PCR, Appalachian Power, 5.50%, 10/1/22	8,000	8,245
West Virginia Building Commission, GO, Regional Jail Court Fees
5.375%, 7/1/18 (AMBAC Insured)	2,915	3,324
West Virginia Hosp. Fin. Auth., Oak Hill Hosp., 6.75%, 9/1/22
(Prerefunded 9/1/10†)	5,000	5,837
Total West Virginia (Cost $15,950)		17,406

WISCONSIN 1.3%

Manitowoc, Electric Power, 5.25%, 10/1/34 (FGIC Insured)	9,250	9,825
Wisconsin HEFA
Froedert & Community Health
5.625%, 10/1/14	1,000	1,085
5.625%, 10/1/15	1,100	1,189
5.625%, 10/1/17	3,725	4,003
United Health Group / Thedacare, 5.50%, 12/15/16
(MBIA Insured)	6,540	6,980
Total Wisconsin (Cost $21,813)		23,082

WYOMING 0.3%

Wyoming CDA, 5.30%, 6/1/17	4,600	4,829
Total Wyoming (Cost $4,600)		4,829

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (2)		(24)
Total Futures Contracts		(24)

Total Investments in Securities
100.7% of Net Assets (Cost $1,669,600)		$ 1,798,145

(1)	Denominated in U.S. dollars unless other-
wise noted
*	Non-income producing
++	All or a portion of this security is pledged to
cover margin requirements on futures con-
tracts at August 31, 2005.
†	Used in determining portfolio maturity
AMBAC	AMBAC Assurance Corp.
CDA	Community Development Administration
COP	Certificates of Participation
DOT	Department of Transportation
EFA	Educational Facility Authority
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HEFA	Health & Educational Facility Authority
HFA	Health Facility Authority
HFC	Housing Finance Corp.
HFFA	Health Facility Financing Authority
HHEFA	Health & Higher Educational Facility Authority
IDA	Industrial Development Authority/Agency
IDC	Industrial Development Corp.
IDRB	Industrial Development Revenue Bond
MBIA	MBIA Insurance Corp.
PCR	Pollution Control Revenue
PFA	Public Finance Authority
RAA	Radian Asset Assurance Inc.
STEP	Stepped coupon bond for which the coupon
rate of interest will adjust on specified future
date(s)
TECP	Tax-Exempt Commercial Paper
TRAN	Tax Revenue Anticipation Note
VRDN	Variable-Rate Demand Note; rate shown is
effective rate at period-end

(2) Open Futures Contracts at August 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 100 U.S. Treasury Bond contracts,
$610 par of Zero Coupon, Chelan County
Public Utility Dist. #1, Rock Island Hydro
pledged as initial margin	12/05	$(11,803)	$(24)
Net payments (receipts) of variation
margin to date			0
Variation margin receivable (payable)
on open futures contracts			$(24)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value (cost $1,699,600)	$1,798,145
Interest receivable	19,227
Receivable for investment securities sold	16,958
Receivable for shares sold	614
Other assets	38

Total assets	1,834,982

Liabilities
Investment management fees payable	688
Payable for investment securities purchased	45,096
Payable for shares redeemed	1,272
Due to affiliates	47
Other liabilities	1,894

Total liabilities	48,997

NET ASSETS	$1,785,985

Net Assets Consist of:
Undistributed net investment income (loss)	$2,668
Undistributed net realized gain (loss)	1,969
Net unrealized gain (loss)	128,545
Paid-in-capital applicable to 176,290,708 shares of
$1.00 par value capital stock outstanding;
500,000,000 shares authorized	1,652,803

NET ASSETS	$1,785,985

NET ASSET VALUE PER SHARE
Investor Class
($1,496,598,127/147,740,500 shares outstanding)	$10.13

Advisor Class
($289,386,711/28,550,208 shares outstanding)	$10.14

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$42,691

Expenses
Investment management	4,066
Shareholder servicing
Investor Class	318
Advisor Class	141
Rule 12b-1 fees – Advisor Class	358
Custody and accounting	120
Prospectus and shareholder reports
Investor Class	36
Advisor Class	30
Registration	37
Legal and audit	12
Proxy and annual meeting	6
Directors	4
Miscellaneous	8

Total expenses	5,136
Expenses paid indirectly	(1)

Net expenses	5,135

Net investment income (loss)	37,556

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	3,883
Futures	(263)

Net realized gain (loss)	3,620

Change in net unrealized gain (loss)
Securities	8,596
Futures	(24)

Change in net unrealized gain (loss)	8,572

Net realized and unrealized gain (loss)	12,192

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$49,748

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,556	$73,144
Net realized gain (loss)	3,620	2,201
Change in net unrealized gain (loss)	8,572	(24,631)

Increase (decrease) in net assets from operations	49,748	50,714

Distributions to shareholders
Net investment income
Investor Class	(31,711)	(62,470)
Advisor Class	(5,686)	(10,349)

Decrease in net assets from distributions	(37,397)	(72,819)

Capital share transactions *
Shares sold
Investor Class	75,771	110,529
Advisor Class	32,180	199,746
Distributions reinvested
Investor Class	21,840	42,818
Advisor Class	5,677	10,340
Shares redeemed
Investor Class	(70,416)	(180,331)
Advisor Class	(34,010)	(91,986)

Increase (decrease) in net assets from
capital share transactions	31,042	91,116

Net Assets
Increase (decrease) during period	43,393	69,011
Beginning of period	1,742,592	1,673,581

End of period	$1,785,985	$1,742,592

(Including undistributed net investment income of
$2,668 at 8/31/05 and $2,509 at 2/28/05)
*Share information
Shares sold
Investor Class	7,537	11,038
Advisor Class	3,197	20,228
Distributions reinvested
Investor Class	2,167	4,288
Advisor Class	563	1,034
Shares redeemed
Investor Class	(7,002)	(18,086)
Advisor Class	(3,378)	(9,220)

Increase (decrease) in shares outstanding	3,084	9,282

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Free Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities. The fund has two classes of shares: the Tax-Free Income Fund original share class, referred to in this report as the Investor Class, offered since October 26, 1976, and Tax-Free Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $280,109,000 and $237,692,000, respectively, for the six months ended August 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

At August 31, 2005, the cost of investments for federal income tax purposes was $1,667,758,000. Net unrealized gain aggregated $130,387,000 at period-end, of which $136,242,000 related to appreciated investments and $5,855,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through June 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.90%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2008. Pursuant to this agreement, at August 31, 2005, there were no amounts subject to repayment. For the six months ended August 31, 2005, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $56,000 for Price Associates and $225,000 for T. Rowe Price Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for both classes) was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Income Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005